Exhibit 99.1

Fenix 360 Pte Ltd. To Go Public Through Merger With DUET Acquisition Corp. to Create a Global Social Media Platform

NEW YORK, November 28, 2023 – Fenix 360 Pte Ltd (“FENIX360”), a global social media company incorporated in Singapore that is designed to provide artists and creators with enhanced compensation, tools and control, and DUET Acquisition Corp. (NASDAQ: DUET) (“DUET”), a special purpose acquisition company incorporated in Delaware, announced today that that they have entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which DUET will acquire 100% of the outstanding equity interests of FENIX360 (the “Transaction”). The Transaction is expected to be completed in the first half of 2024, subject to regulatory approvals and other customary closing conditions. The Transaction values FENIX360 at a $610 million enterprise value.

About FENIX360

FENIX360 is an artist-centric, multi-genre social media platform that has been created to help independent artists and creatives monetize their art much more lucratively. Developed by a core team of founders and senior executives with deep passion, insight and experience in the worlds of music, art and advertising, FENIX360 reflects their passion and dedication to economically invigorate the creative landscape with the knowledge that success of the FENIX360 model can greatly enhance returns for artists and stakeholders and provide greater satisfaction for fans and users.

“The unique value proposition of FENIX360 as a hyper-agile and asset-light engagement platform with lucrative rewards for artists and fans alike provides both FENIX360 and DUET an unparalleled opportunity to reshape the creative and media space. Tapping into the substantial digital advertising and digital commerce ecosystem will bolster FENIX360’s revenue generation abilities,” said Dharmendra Magasvaran, Co-Chief Executive Officer of DUET.

FENIX360’s Chief Executive Officer, Allan Klepfisz, commented: “We are very pleased that this transaction and the consequent planned NASDAQ listing of FENIX360 should allow us to accelerate our global ambitions. In the coming months, as we activate artists and fans in each market and deliver greatly enhanced income for artists and a much more engaging platform for fans, we would like to believe that we will become unstoppable.”

Transaction Overview

The Transaction values FENIX360 at a $610 million enterprise value. The Transaction, which has been unanimously approved by the boards of directors of FENIX360 and DUET, is subject to approval by DUET’s stockholders and other customary closing conditions, including the receipt of certain regulatory approvals.

Additional information about the Transaction, including a copy of the Business Combination Agreement, will be available in a Current Report on Form 8-K to be filed by DUET with the U.S. Securities and Exchange Commission (the “SEC”), which will be available at www.sec.gov.

Legal Advisors

Nelson Mullins Riley & Scarborough LLP serves as legal counsel to DUET in the Transaction. Lucosky Brookman LLP serves as legal counsel to FENIX360 in the Transaction.

About DUET Acquisition Corp.

DUET (NASDAQ: DUET) is a blank check company, which was formed to acquire one or more businesses and assets, via a merger, capital stock exchange, asset acquisition, stock purchase, and reorganization. DUET was formed to effect a business combination with middle market “enabling technology” businesses or assets with a focus on eCommerce, FinTech, Big Data & Analytics and Robotic Process Automation.

DUET’s Co-CEO, Dharmendra Magasvaran, has deep experience in the media and entertainment industry as well as the consulting, digital and technology domains. DUET’s CFO, Lee Keat Hin, is an experienced senior consultant in merger & acquisition activities. To learn more, visit www.duet-corp.com.

Additional Information and Where to Find It

Additional information about the Transaction, including a copy of the Business Combination Agreement, will be available in a Current Report on Form 8-K to be filed by DUET with the SEC, as noted above. Additionally, in connection with the Transaction, DUET intends to file relevant materials with the SEC, including a registration statement on Form F-4, which will include a preliminary proxy statement/prospectus of DUET, and other documents regarding the Transaction. DUET’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, any amendments thereto, the definitive proxy statement/prospectus, and any other documents filed in connection with the Transaction, as these materials will contain important information about FENIX360, DUET, and the Transaction. Promptly after the registration statement on Form F-4 is declared effective by the SEC, DUET will mail the definitive proxy statement/prospectus and a proxy card to each DUET stockholder entitled to vote at the meeting relating to the approval of the Transaction and other proposals set forth in the definitive proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of DUET are urged to carefully read the entire registration statement, the preliminary proxy statement/prospectus, any amendments thereto, the definitive proxy statement/prospectus, and any other documents filed in connection with the Transaction, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Transaction. The documents filed by DUET with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or by directing a request to DUET Acquisition Corp., V03-11-02, Designer Office, V03, Lingkaran SV, Sunway Velocity, Kuala Lumpur, Malaysia 55100.

Participants in the Solicitation

DUET and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in DUET will be included in the proxy statement/prospectus for the Transaction when available at www.sec.gov. Information regarding DUET’s directors and executive officers is contained in DUET’s Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Transaction may be obtained by reading the preliminary and definitive proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

FENIX360 and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DUET in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement/prospectus for the Transaction.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding the terms of the Transaction, DUET’s ability to consummate the Transaction on the stated timeline, FENIX360’s use of proceeds from the Transaction, the benefits of the Transaction, anticipated timing of the Transaction, and the combined company’s future performance relative to other social media and artist-centric media companies, the combined company’s strategy, operations, growth plans and objectives of management, FENIX360’s market expansion, and the combined company’s future products and services are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of DUET and FENIX360 and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DUET or FENIX360. Potential risks, uncertainties and other important factors that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the inability of the parties to successfully or timely consummate the Transaction, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transaction or that the approval of the stockholders of DUET or FENIX360 is not obtained; the inability to complete a PIPE offering in connection with the Transaction; the ability to maintain the listing of the DUET’s securities on Nasdaq Global Market; the amount of redemption requests made by DUET’s stockholders; failure to realize the anticipated benefits of the Transaction; risk relating to the uncertainty of the projected financial information with respect to FENIX360; FENIX360’s exposure to litigation claims and other loss contingencies; FENIX360’s exposure to contingent liabilities related to its proposed Token rescission plan; the combined company’s ability to implement its business strategy; the combined company’s ability to maintain, protect, and enhance its brand and protect its intellectual property; the combined company’s ability to attract prospective users and artists and retain existing users and artists; competition for users and artists, user and artist engagement time, and advertisers; the ability to generate revenues from different types of artist-generated content and services on the engagement platform; payment-related risks; the combined company’s ability to accurately estimate user metrics and other estimates; potential disputes or liabilities associated with content made available on the combined company’s engagement platform including assertions of infringement of intellectual property rights; dependence upon third-party licenses should the combined company allow streaming; the combined company’s lack of control over third-party content providers who are concentrated and can unilaterally affect access to content; the combined company’s ability to comply with complex license agreements; the limitations on the combined company’s operating flexibility due to financial commitments required under any potential license agreement; the dependence of the combined company’s content and streaming offerings on operating systems, online platforms, hardware, networks, regulations, and standards that the combined company would not control; the ability to maintain user data security and prevent breaches to the combined company’s information systems; undetected errors, bugs or vulnerabilities in any potential products; interruptions, delays, or discontinuations in service arising from the combined company’s systems or systems of third parties; the ability to manage and remediate attempts to manipulate streams or other forms of artist engagement and content and attempts to gain or provide unauthorized access to certain features of the combined company’s engagement platform; changes in domestic and foreign business, market, financial, political and legal conditions; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; changes in governmental regulation; fluctuations in foreign currency; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect DUET’s or FENIX360’s financial results is included from time to time in DUET’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents the DUET has filed, or will file, with the SEC, including a registration statement on Form F-4 that will include the proxy statement/prospectus that DUET intends to file with the SEC in connection with DUET’s solicitation of proxies for the special meeting of stockholders to be held to approve, among other things, the Transaction. If any of these risks materialize or DUET’s or FENIX360’s assumptions prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DUET nor FENIX360 presently know, or that DUET and FENIX360 currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DUET’s and FENIX360’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither DUET nor FENIX360 gives assurance that either DUET or FENIX360, or the combined company, will achieve its expectations. DUET and FENIX360 anticipate that subsequent events and developments will cause their assessments to change. However, while DUET and FENIX360 may elect to update these forward-looking statements at some point in the future, DUET and FENIX360 specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing DUET’s or FENIX360’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact:

Dharmendra Magasvaran

Co-Chief Executive Officer

Email: enquiry@duet-corp.com

Phone: Skype +1- 786 753 7867/+60 11-5695 7895